PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Receivable from payment platform (Note)	¥ 68,287
Rebate receivable from suppliers	68,236		¥ 77,687
Advance to suppliers	55,477		21,064
Value added tax recoverable	51,634		92,107
Deposits	24,267		35,905
Prepaid expense	6,656		9,476
Others	7,509		5,960
Total	¥ 282,066	$ 40,896	¥ 242,199